UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2025

GRAFTECH INTERNATIONAL LTD.
(Exact name of registrant as specified in its charter)

Delaware	1-13888	27-2496053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

982 Keynote Circle
Brooklyn Heights, OH 44131
(Address of principal executive offices) (Zip Code)
(216) 676-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	EAF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
GrafTech International Ltd. (the “Company”) held its Annual Meeting of Stockholders on May 8, 2025 (the “Annual Meeting”). On March 10, 2025, the record date for the Annual Meeting, 257,420,400 shares of common stock were outstanding and entitled to vote. Final results for the proposals submitted for a vote of stockholders at the Annual Meeting are set forth below. The proposals below are described in more detail in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, filed with the Securities and Exchange Commission on April 3, 2025.

Proposal 1 - Elect two directors for a three-year term or until their successors are elected and qualified. Michel J. Dumas and Eric V. Roegner were elected. The voting results were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Michel J. Dumas	108,813,208	19,116,108	167,246	51,292,328
Eric V. Roegner	127,193,266	736,048	167,248	51,292,328

Proposal 2 - Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2025. Proposal 2 was approved. The voting results were as follows:

For	Against	Abstentions
177,415,612	1,521,471	451,807

Proposal 3 - Approve, on an advisory basis, our named executive officer compensation. Proposal 3 was approved. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
123,096,361	4,063,184	937,017	51,292,328

Proposal 4 - Vote, on an advisory basis, on the frequency of the advisory vote on our named executive officer compensation. The option of “every one year” was approved as the frequency with which stockholders are provided a non-binding advisory vote on named executive officer compensation. The voting results were as follows:

Every One Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
127,795,474	50,726	141,078	109,284	51,292,328

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAFTECH INTERNATIONAL LTD.

Date:	May 9, 2025	By:	/s/ Rory O’Donnell
Rory O’Donnell
Chief Financial Officer and Senior Vice President